THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Fusion, ChoicePlus AssuranceSM A Class, ChoicePlus AssuranceSM B Class

Supplement dated June 21, 2019 to the Prospectus dated May 1, 2019

This supplement outlines important information about your variable annuity contract. It is for informational purposes only and requires no action on your part. All other provisions in your prospectus remain unchanged.

Fund Addition – The Fidelity® VIP Balanced Portfolio will be available as a new investment option beginning July 15, 2019.

Fund Expenses - The following table reflects the expenses charged by the fund (as a percentage of the fund’s average net assets):
	Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/ reimbursements)
Fidelity® VIP Balanced Portfolio (Service Class 2)	0.39%	0.25%	0.10%	0.00%	0.74%

Investments of the Variable Account – Description of the Funds. More detailed information may be obtained from the current fund prospectus, which you should read carefully. Please be advised that there is no assurance that the fund will achieve its stated objective.

Fidelity Variable Insurance Products, advised by Fidelity Management and Research Company
	Fidelity® VIP Balanced Portfolio (Service Class 2): Income and capital growth consistent with reasonable risk; a fund of funds.

The Contracts – Investment Requirements.  If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective July 15, 2019 and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your contract may not include certain older versions of Investment Requirements that are discussed in this supplement. Additionally, your contract may not offer every rider impacted by these requirements.

All references to Contract Value in this section include Account Value if the i4LIFE® Advantage rider is in effect.

The following change applies to Investment Requirements for other Living Benefit Riders. The Fidelity® VIP Balanced Portfolio is added to the list of funds that cannot exceed 70% of your Contract Value, and to the list of funds among which you may allocate 100% of your Contract Value.

The following change applies to Investment Requirements – Option 2. The Fidelity® VIP Balanced Portfolio is added to the list of funds that cannot exceed 75% of your Contract Value, and to the list of funds among which you may allocate 100% of your Contract Value.

The following change applies to Investment Requirements – Option 1. The Fidelity® VIP Balanced Portfolio is considered a “Non-Limited” Subaccount.

Please retain this supplement for future reference.